UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-3171

Value Line US Government Securities Fund, Inc.
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(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y.                    10017
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: 212-907-1500

Date of fiscal year end: August 31, 2005

Date of reporting period: August 31, 2005

Item I. Reports to Stockholders.

      A copy of the Annual Report to Stockholders for the period ended 8/31/05 is included with this Form.

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                                 ANNUAL REPORT
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                                August 31, 2005
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                                   Value Line
                                U.S. Government
                                   Securities
                                   Fund, Inc.

                                     [LOGO]
                                   ----------
                                   VALUE LINE

                                     No-Load
                                     Mutual
                                      Funds

Value Line U.S. Government Securities Fund, Inc.

                                               To Our Value Line U.S. Government
--------------------------------------------------------------------------------

To Our Shareholders:

During the fiscal year ended August 31, 2005, the Federal Reserve Board continued to carry out a restrictive monetary policy, begun in the middle of 2004, implementing a series of interest rate hikes.

The Federal Reserve decided to raise interest rates out of a concern that historically low interest rates, which prevailed from 2002 to the middle of 2004, coupled with strong economic growth, could create a rise in the inflation rate. They decided to counteract this inflationary potential by raising the Federal Funds rate, the short term rate under its control. The Federal Funds rate increased from 1.50% to 3.50% during the fiscal year ended August 31, 2005.

As a result of the interest rate hikes, the rates of short term fixed income securities rose to a similar degree. The 2-year Treasury note climbed from 2.40% to 3.81% and its price declined over the period. The 5-year Treasury note increased from 3.31% to 3.86%. However, the rates of longer maturities within the 9-year to 30-year range actually fell, and their prices rose. The rate on the 10-year Treasury note fell from 4.12% to 4.01%, but the most significant decline stemmed from the 30-year Treasury bond whose rate fell from 4.93% to 4.25%, as its price gained 9% in value. Such a gain in the value of longer term securities was quite atypical. Historically, whenever the Federal Reserve has raised interest rates, the rates of all maturities rise, although those of longer maturities often rise less. The unusual decline in longer rates prompted Alan Greenspan, Chairman of the Federal Reserve Board, to characterize it as a "conundrum." However, most fixed income investors have come to believe that strong foreign demand, particularly buyers in Japan and China, explains this anomaly. Foreign investors were attracted to the higher U.S. long term rates and they had a need to buy U.S. dollars to support their trade export advantage, which they invested in U.S. bonds.

Although your Fund's position in short term fixed income securities fell in value, the Fund still managed a positive return of 2.86%, outperforming the return of its benchmark, the Lehman Brothers Intermediate U.S. Government Bond Index, which gained 2.51%(1). This relative outperformance resulted from the Fund's position in longer term securities, whose price gains offset the losses on the shorter maturities. In addition, the Fund holds a significant position in mortgage backed securities, whose performance for the fiscal period was superior to most other fixed income sectors, particularly U.S. agency and treasury securities.

Your Fund's long-term strategy remains generating high income consistent with safety of principal by investing

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(1)   The Lehman Brothers Intermediate U.S. Government Bond Index represents the intermediate maturities (1-10 years) of the U.S. Treasury and U.S. Agency segment of the fixed income market. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this Index.


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2

                                Value Line U.S. Government Securities Fund, Inc.

Securities Fund Shareholders
--------------------------------------------------------------------------------

primarily in U.S. Government Securities, representing the highest level of safety. Additionally, we control risk by limiting the portfolio's average maturity to a maximum of 10 years, and by maintaining a well-diversified portfolio. These measures, we believe, will protect the Fund from dramatic swings in value caused by gyrating interest rates and produce more stable and consistent performance.

We continue to emphasize an intermediate-term maturity structure in our bond selection as well as a diversified allocation toward treasury, agency and mortgage backed securities. We believe this will position the Fund for competitive performance going forward. We appreciate your continued support.

                                Sincerely,

                            /s/ Jean Bernhard Buttner

                                Jean Bernhard Buttner
                                Chairman and President

October 11, 2005



Economic Observations

The business expansion is likely to proceed at a somewhat slower pace of 3.0%-3.5% during the latter stages of 2005 than we had expected earlier, reflecting the major damage done to the Gulf Coast's economic underpinnings by the recent hurricanes in that region. As before, the economic up cycle should be sustained by healthy levels of construction spending and capital goods demand. Moreover, recent trends suggest that the economy will continue to grow at a stable 3.0%-3.5% in 2006.

Helping to sustain this upturn next year are likely to be solid levels of activity in the manufacturing area and the service sector. In fact, the need to rebuild portions of the hurricane-ravaged Gulf area should give the economy a modest boost. Such growth will probably be accompanied by still moderate, but somewhat higher, rates of inflation. The wild card in this equation, and one reason that we are not likely to see a higher level of business growth, is the high price of oil. Should that commodity stabilize in price over the next several months, as we assume, the sustainability of the long economic expansion, as well as the prolonged period of comparative price stability, probably would continue. Any material and sustained increase in oil prices from these recent levels would logically threaten this economic and inflation stability.

A continuing steady rate of gross domestic product growth and the accompanying stable rates of inflation that we expect would have positive ramifications for the financial markets. That's because this combination would logically allow the Federal Reserve to bring its cycle of monetary tightening to a close over the next several months--if not sooner--without undue harm to the lengthy economic and corporate earnings up cycles.


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                                                                               3

Value Line U.S. Government Securities Fund, Inc.

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The following graph compares the performance of the Value Line U.S. Government
Securities Fund, Inc. to that of the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate U.S. Government Bond Index. The Value Line U.S. Government Securities Fund, Inc. is a professionally managed mutual fund, while the indices are not available for investment and are not managed. The comparison is shown for illustrative purposes only.

         Comparison of a Change in Value of a $10,000 Investment in the
               Value Line U.S. Government Securities Fund, Inc.,
                  the Lehman Brothers Aggregate Bond Index**,
       and the Lehman Brothers Intermediate U.S. Government Bond Index**

   [The table below was represented as a line chart in the printed material.]

                                                             Lehman Brothers
                  Value Line          Lehman Brothers          Intermediate
               U.S. Government           Aggregate           U.S. Government
            Securities Fund, Inc.        Bond Index             Bond Index
Sep-95            $10,000                 $10,000                $10,000
                   10,260                  10,382                 10,301
                   10,304                  10,413                 10,380
                   10,193                  10,262                 10,297
Aug-96             10,306                  10,411                 10,446
                   10,873                  11,012                 10,884
                   10,826                  10,970                 10,885
                   10,921                  11,115                 11,030
Aug-97             11,234                  11,452                 11,286
                   11,676                  11,844                 11,567
                   11,864                  12,107                 11,807
                   12,034                  12,328                 11,976
Aug-98             12,390                  12,662                 12,332
                   12,606                  12,963                 12,602
                   12,484                  12,866                 12,533
                   12,493                  12,866                 12,573
Aug-99             12,369                  12,763                 12,611
                   12,564                  12,958                 12,753
                   12,540                  13,009                 12,775
                   12,598                  13,136                 12,950
Aug-00             13,177                  13,727                 13,392
                   13,624                  14,132                 13,801
                   14,284                  14,757                 14,362
                   14,301                  14,859                 14,480
Aug-01             14,735                  15,425                 14,929
                   15,023                  15,710                 15,300
                   15,150                  15,889                 15,419
                   15,308                  16,062                 15,578
Aug-02             16,038                  16,675                 16,254
                   16,113                  16,863                 16,391
                   16,639                  17,464                 16,845
                   16,991                  17,923                 17,161
Aug-03             16,415                  17,400                 16,747
                   16,616                  17,737                 16,944
                   16,985                  18,257                 17,332
                   16,603                  17,843                 17,008
Aug-04             17,037                  18,468                 17,430
                   16,997                  18,524                 17,380
                   17,124                  18,701                 17,399
                   17,406                  19,061                 17,699
Aug-05             17,525                  19,234                 17,801

                             From 9/1/95 to 8/31/05

Performance Data:*

                                      Growth of an Assumed     Average Annual
                                     Investment of $10,000      Total Return
                                    -----------------------   ---------------
 1 year ended 08/31/05 ..........           $10,286                 2.86%
 5 years ended 08/31/05 .........           $13,300                 5.87%
10 years ended 08/31/05 .........           $17,525                 5.77%

--------------------------------------------------------------------------------
* Performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance may be lower or higher than the performance data quoted. Call 1-800-243-2729 to obtain performance data current to the most recent month-end.

** The Lehman Brothers Aggregate Bond Index is representative of the broad fixed-income market. It includes government, investment-grade corporate, and mortgage-backed bonds. The Lehman Brothers Intermediate U.S. Government Bond Index represents the intermediate maturity (1-10 year) of the U.S. Treasury and U.S. Agency segment of the fixed-income market. The returns for the indices do not reflect expenses which are deducted from the fund's returns.


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4

                                Value Line U.S. Government Securities Fund, Inc.

--------------------------------------------------------------------------------

FUND EXPENSES:

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2005 through August 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                                         Expenses*
                                                                                        paid during
                                                        Beginning         Ending          period
                                                         account          account         3/1/05
                                                          value            value           thru
                                                         3/1/05           8/31/05         8/31/05
                                                     --------------   --------------   ------------
Actual ...........................................     $ 1,000.00       $ 1,023.40        $ 5.46
Hypothetical (5% return before expenses) .........     $ 1,000.00       $ 1,019.81        $ 5.45

--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.07% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half period.


--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Portfolio Highlights at August 31, 2005 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings

                                                                             Principal                     Percentage of
Issue                                                                         Amount            Value       Net Assets
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 6.45%, 4/1/08 ..................    $10,000,000      $10,265,630         9.2%
Private Export Funding Corporation Series "J", 7.65%, 5/15/06 .........      4,000,000        4,103,340         3.7%
Federal Home Loan Bank, 7.45%, 2/3/20 .................................      3,000,000        3,946,272         3.5%
Federal National Mortgage Association, 7.04%, 7/1/06 ..................      3,559,173        3,558,672         3.2%
Federal Farm Credit Bank, 5.70%, 7/3/17 ...............................      3,000,000        3,278,331         2.9%
Federal Home Loan Bank, 4.43%, 4/7/08 .................................      3,000,000        3,000,768         2.7%
UBS Warburg, LLC, Repurchase Agreement, 3.48%, 9/1/05 .................      3,000,000        3,000,290         2.7%
Federal Home Loan Mortgage Corporation, 5.50%, 9/15/11 ................      2,500,000        2,672,300         2.4%
Federal Home Loan Mortgage Corporation Gold PC, 6.00%, 3/1/33 .........      2,419,392        2,480,567         2.2%
Morgan Stanley, Repurchase Agreement, 3.47%, 9/1/05 ...................      2,300,000        2,300,222         2.1%

--------------------------------------------------------------------------------
Asset Allocation -- Percentage of Net Assets

 [The following table was represented as a pie chart in the printed material.]

Short-Term, Cash & Other                5.6%
U.S. Treasury Obligations               7.9%
U.S. Government Agency Obligations     86.5%

--------------------------------------------------------------------------------
Coupon Distribution

                    % of Fund's
                    investments
                   ------------
Less than 4%            12.1
4-4.99%                 24.2
5-5.99%                 25.1
6-6.99%                 24.6
7-7.99%                 14.0


--------------------------------------------------------------------------------
6

                                Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments                                          August 31, 2005
--------------------------------------------------------------------------------

  Principal                                                                                    Maturity
    Amount                                                                         Rate          Date          Value
-------------                                                                   ----------   -----------   -------------
U.S. TREASURY OBLIGATIONS (7.9%)
 $ 1,000,000    U.S. Treasury Notes .........................................       3.25%      1/15/09      $   981,602
   1,000,000    U.S. Treasury Notes .........................................       4.38       8/15/12        1,029,688
   1,000,000    U.S. Treasury Notes .........................................       4.00      11/15/12        1,004,805
   1,000,000    U.S. Treasury Notes .........................................       4.00       2/15/14          999,883
   1,018,600    U.S. Treasury Notes* ........................................       1.63       1/15/15        1,017,685
   1,000,000    U.S. Treasury Bonds .........................................       7.13       2/15/23        1,343,321
   1,000,000    U.S. Treasury Bonds .........................................       6.25       8/15/23        1,239,454
   1,000,000    U.S. Treasury Bonds .........................................       6.13      11/15/27        1,256,641
 -----------                                                                                                -----------
   8,018,600    TOTAL U.S. TREASURY OBLIGATIONS
 -----------      (Cost $8,648,737) .........................................                                 8,873,079
                                                                                                            -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (86.5%)
                FEDERAL NATIONAL MORTGAGE ASSOCIATION (35.0%)
   3,559,173    Federal National Mortgage Association Pool #313032 ..........       7.04        7/1/06        3,558,672
   1,000,000    Federal National Mortgage Association .......................       4.75        1/2/07        1,009,024
   1,000,000    Federal National Mortgage Association .......................       4.10       6/14/07          997,852
  10,000,000    Federal National Mortgage Association Pool #380188 ..........       6.45        4/1/08       10,265,630
      75,776    Federal National Mortgage Association Pool #254243 ..........       6.00        2/1/09           77,040
     169,721    Federal National Mortgage Association Pool #254273 ..........       5.00        3/1/09          171,107
     722,594    Federal National Mortgage Association Pool #254956 ..........       4.00       11/1/10          710,414
     437,812    Federal National Mortgage Association Pool #255325 ..........       4.50        6/1/11          436,457
   1,000,000    Federal National Mortgage Association .......................       5.00       4/16/15        1,000,472
     208,791    Federal National Mortgage Association Pool #511823 ..........       5.50        5/1/16          213,476
     460,327    Federal National Mortgage Association Pool #622373 ..........       5.50       12/1/16          470,654
     179,402    Federal National Mortgage Association Pool #615289 ..........       5.50       12/1/16          183,427
     353,701    Federal National Mortgage Association Pool #623503 ..........       6.00        2/1/17          365,450
     207,181    Federal National Mortgage Association Pool #631328 ..........       5.50        2/1/17          211,855
      32,959    Federal National Mortgage Association Pool #643277 ..........       5.50        4/1/17           33,703
      31,900    Federal National Mortgage Association Pool #638247 ..........       5.50        5/1/17           32,619
     169,581    Federal National Mortgage Association Pool #685183 ..........       5.00        3/1/18          170,971
     558,907    Federal National Mortgage Association Pool #254684 ..........       5.00        2/1/18          563,487
     702,480    Federal National Mortgage Association Pool #695828 ..........       5.00        4/1/18          708,236
     201,154    Federal National Mortgage Association Pool #703936 ..........       5.00        5/1/18          202,802
     866,541    Federal National Mortgage Association Pool #703617 ..........       5.00        7/1/18          873,642
     864,721    Federal National Mortgage Association Pool #790984 ..........       5.00        7/1/19          871,513
     874,655    Federal National Mortgage Association Pool #786915 ..........       5.00        8/1/19          881,525
     634,637    Federal National Mortgage Association REMIC Trust
                  Series 2003-28 Class KA ...................................       4.25       3/25/22          618,311
     570,689    Federal National Mortgage Association REMIC Trust
                  Series 2003-38 Class TC ...................................       5.00       3/25/23          576,869


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

  Principal                                                                                   Maturity
    Amount                                                                         Rate         Date          Value
-----------------------------------------------------------------------------------------------------------------------
 $   307,341    Federal National Mortgage Association Pool #412682 ..........       6.00%       3/1/28     $   315,627
     207,957    Federal National Mortgage Association Pool #424691 ..........       6.50        4/1/28         215,935
     195,410    Federal National Mortgage Association Pool #425239 ..........       6.50        4/1/28         202,906
   1,000,000    Federal National Mortgage Association .......................       7.25       5/15/30       1,384,054
   1,000,000    Federal National Mortgage Association .......................       6.63      11/15/30       1,296,126
     156,371    Federal National Mortgage Association Pool #571090 ..........       7.50        1/1/31         165,866
       2,321    Federal National Mortgage Association Pool #568625 ..........       7.50        1/1/31           2,462
       5,068    Federal National Mortgage Association Pool #573935 ..........       7.50        3/1/31           5,376
     826,592    Federal National Mortgage Association Pool #626440 ..........       7.50        2/1/32         876,653
      86,804    Federal National Mortgage Association Pool #629297 ..........       6.50        2/1/32          89,981
     147,620    Federal National Mortgage Association Pool #254383 ..........       7.50        5/1/32         156,560
      95,703    Federal National Mortgage Association Pool #634996 ..........       6.50        5/1/32          99,144
     488,347    Federal National Mortgage Association Pool #254476 ..........       5.50        9/1/32         494,089
      14,537    Federal National Mortgage Association Pool #688539 ..........       5.50        3/1/33          14,704
     699,023    Federal National Mortgage Association Pool #650386 ..........       5.00        7/1/33         696,466
     674,561    Federal National Mortgage Association Pool #726889 ..........       5.50        7/1/33         682,334
     768,407    Federal National Mortgage Association Pool #759028 ..........       5.50        1/1/34         777,261
     430,265    Federal National Mortgage Association Pool #761913 ..........       5.50        2/1/34         434,976
     342,772    Federal National Mortgage Association Pool #769862 ..........       5.50        2/1/34         346,525
     370,038    Federal National Mortgage Association Pool #763393 ..........       5.50        2/1/34         374,302
      37,878    Federal National Mortgage Association Pool #769682 ..........       5.00        3/1/34          37,684
      29,785    Federal National Mortgage Association Pool #778141 ..........       5.00        5/1/34          29,632
     534,785    Federal National Mortgage Association Pool #773586 ..........       5.50        6/1/34         540,640
     743,397    Federal National Mortgage Association Pool #255311 ..........       6.00        7/1/34         761,287
      39,454    Federal National Mortgage Association Pool #258149 ..........       5.50        9/1/34          39,886
       6,400    Federal National Mortgage Association Pool #789150 ..........       5.00       10/1/34           6,368
     852,167    Federal National Mortgage Association Pool #255496 ..........       5.00       10/1/34         847,803
      97,624    Federal National Mortgage Association Pool #797154 ..........       5.50       11/1/34          98,693
     207,880    Federal National Mortgage Association Pool #801063 ..........       5.50       11/1/34         210,157
     369,620    Federal National Mortgage Association Pool #803675 ..........       5.50       12/1/34         373,666
     528,978    Federal National Mortgage Association Pool #804683 ..........       5.50       12/1/34         534,770
     950,216    Federal National Mortgage Association Pool #815813 ..........       4.59        2/1/35         950,216
      69,633    Federal National Mortgage Association Pool #255580 ..........       5.50        2/1/35          70,396
     951,389    Federal National Mortgage Association Pool #735224 ..........       5.50        2/1/35         962,351
 -----------                                                                                               -----------
  38,121,045    TOTAL FEDERAL NATIONAL MORTGAGE
 -----------      ASSOCIATION (Cost $38,611,294) ............................                               39,300,104
                                                                                                           -----------
                FEDERAL HOME LOAN MORTGAGE CORPORATION (22.2%)
   1,000,000    Federal Home Loan Mortgage Corporation ......................       4.26       7/19/07       1,002,153
   1,000,000    Federal Home Loan Mortgage Corporation ......................       3.50       9/15/07         990,874
   1,000,000    Federal Home Loan Mortgage Corporation ......................       3.25       11/2/07         983,388


See Notes to Financial Statements.
--------------------------------------------------------------------------------
8

                                Value Line U.S. Government Securities Fund, Inc.

                                                                 August 31, 2005
--------------------------------------------------------------------------------

  Principal                                                                                       Maturity
    Amount                                                                             Rate         Date          Value
---------------------------------------------------------------------------------------------------------------------------
 $ 1,007,451    Federal Home Loan Mortgage Corporation Gold PC
                  Pool #M90840 ..............................................       3.00%           9/1/08     $   969,804
   1,000,000    Federal Home Loan Mortgage Corporation ......................       4.00          12/15/09         996,575
   1,000,000    Federal Home Loan Mortgage Corporation ......................       4.13           7/12/10         999,290
   2,500,000    Federal Home Loan Mortgage Corporation ......................       5.50           9/15/11       2,672,300
   1,000,000    Federal Home Loan Mortgage Corporation ......................       4.50           5/14/12         991,622
   1,000,000    Federal Home Loan Mortgage Corporation ......................       4.75            5/6/13         991,425
   1,000,000    Federal Home Loan Mortgage Corporation ......................       4.50           1/15/15       1,014,479
     929,887    Federal Home Loan Mortgage Corporation REMIC Trust
                  Series 2849 Class VA ......................................       5.00           8/15/15         941,396
      33,035    Federal Home Loan Mortgage Corporation Gold PC
                  Pool #E92226 ..............................................       5.00           11/1/17          33,331
     544,982    Federal Home Loan Mortgage Corporation Gold PC
                  Pool #E93499 ..............................................       5.00           12/1/17         549,858
      36,451    Federal Home Loan Mortgage Corporation Gold PC
                  Pool #E92829 ..............................................       5.00           12/1/17          36,777
     972,078    Federal Home Loan Mortgage Corporation REMIC Trust
                  Series 2892 Class DC ......................................       4.50          12/15/17         970,682
      79,334    Federal Home Loan Mortgage Corporation Gold PC
                  Pool #B17398 ..............................................       4.50           12/1/19          78,786
     544,143    Federal Home Loan Mortgage Corporation Gold PC
                  Pool #G18044 ..............................................       4.50            3/1/20         540,272
     347,295    Federal Home Loan Mortgage Corporation Gold PC
                  Pool #B18034 ..............................................       4.50            4/1/20         344,825
   1,000,000    Federal Home Loan Mortgage Corporation REMIC Trust
                  Series 2937 Class JC ......................................       5.00           9/15/22       1,011,535
     783,726    Federal Home Loan Mortgage Corporation Gold PC
                  Pool #C90684 ..............................................       4.50            5/1/23         768,059
   1,000,000    Federal Home Loan Mortgage Corporation ......................       6.75           3/15/31       1,316,506
     792,277    Federal Home Loan Mortgage Corporation REMIC Trust
                  Series 2645 Class NA ......................................       3.50           9/15/31         767,678
     637,933    Federal Home Loan Mortgage Corporation REMIC Trust
                  Series 2594 Class OR ......................................       4.25           6/15/32         627,345
   2,419,392    Federal Home Loan Mortgage Corporation Gold PC
                  Pool #C77717 ..............................................       6.00            3/1/33       2,480,567
   1,247,209    Federal Home Loan Mortgage Corporation Gold PC
                  Pool #A29526 ..............................................       5.00            1/1/35       1,239,276
     621,544    Federal Home Loan Mortgage Corporation Gold PC
                  Pool #A29633 ..............................................       5.00            1/1/35         617,591
     955,075    Federal Home Loan Mortgage Corporation Gold PC
 -----------      Pool #783022 ..............................................       4.45            2/1/35         951,680
                                                                                                               -----------
  24,451,812    TOTAL FEDERAL HOME LOAN MORTGAGE
 -----------      CORPORATION (Cost $24,802,558) ............................                                   24,888,074
                                                                                                               -----------


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

  Principal                                                                                   Maturity
    Amount                                                                         Rate         Date          Value
----------------------------------------------------------------------------------------------------------------------
                FEDERAL HOME LOAN BANK (15.2%)
 $ 1,000,000    Federal Home Loan Bank ......................................       2.75%     12/15/06     $   984,807
   1,000,000    Federal Home Loan Bank ......................................       2.85       2/13/07         983,943
     500,000    Federal Home Loan Bank ......................................       4.88       5/15/07         506,742
     500,000    Federal Home Loan Bank ......................................       3.50      11/15/07         494,052
   1,000,000    Federal Home Loan Bank ......................................       4.00       3/10/08         996,771
   3,000,000    Federal Home Loan Bank ......................................       4.43        4/7/08       3,000,768
   1,000,000    Federal Home Loan Bank ......................................       6.01       4/22/08       1,048,266
   1,000,000    Federal Home Loan Bank ......................................       4.25       5/16/08         995,739
   1,000,000    Federal Home Loan Bank ......................................       4.10       6/13/08         994,162
   1,000,000    Federal Home Loan Bank ......................................       5.25      11/14/08       1,033,956
   1,000,000    Federal Home Loan Bank ......................................       6.21        6/2/09       1,074,236
   1,000,000    Federal Home Loan Bank ......................................       4.38       3/17/10       1,010,589
   3,000,000    Federal Home Loan Bank ......................................       7.45        2/3/20       3,946,272
 -----------                                                                                               -----------
  16,000,000    TOTAL FEDERAL HOME BANK
 -----------      (Cost $16,601,181) ........................................                               17,070,303
                                                                                                           -----------
                FEDERAL FARM CREDIT BANK (7.6%)
   2,000,000    Federal Farm Credit Bank ....................................       6.03        5/7/08       2,099,008
   1,000,000    Federal Farm Credit Bank ....................................       6.82       3/16/09       1,088,198
   1,000,000    Federal Farm Credit Bank ....................................       4.85      10/25/12       1,040,259
   1,000,000    Federal Farm Credit Bank ....................................       5.30       6/22/15         997,316
   3,000,000    Federal Farm Credit Bank ....................................       5.70        7/3/17       3,278,331
 -----------                                                                                               -----------
   8,000,000    TOTAL FEDERAL FARM CREDIT BANK
 -----------      (Cost $8,324,393) .........................................                                8,503,112
                                                                                                           -----------
                PRIVATE EXPORT FUNDING CORPORATION (3.7%)
   4,000,000    Private Export Funding Corporation Series "J" ...............       7.65       5/15/06       4,103,340
 -----------                                                                                               -----------
   4,000,000    TOTAL PRIVATE EXPORT FUNDING
 -----------      CORPORATION (Cost $4,000,000) .............................                                4,103,340
                                                                                                           -----------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.8%)
     305,095    Government National Mortgage Association Pool #003645 .......       4.50      12/20/19         304,143
      17,287    Government National Mortgage Association Pool #541349 .......       6.00       4/15/31          17,847
      32,554    Government National Mortgage Association Pool #557681 .......       6.00       8/15/31          33,608
     276,436    Government National Mortgage Association Pool #548880 .......       6.00      12/15/31         285,391
     220,140    Government National Mortgage Association Pool #551762 .......       6.00       4/15/32         227,263
      75,283    Government National Mortgage Association Pool #582415 .......       6.00      11/15/32          77,719
     387,191    Government National Mortgage Association Pool #604485 .......       6.00       7/15/33         399,720
     300,304    Government National Mortgage Association Pool #622603 .......       6.00      11/15/33         310,022
      14,391    Government National Mortgage Association Pool #429786 .......       6.00      12/15/33          14,856
     704,137    Government National Mortgage Association Pool #605025 .......       6.00       2/15/34         726,644


See Notes to Financial Statements.
--------------------------------------------------------------------------------
10

                                Value Line U.S. Government Securities Fund, Inc.

                                                                 August 31, 2005
--------------------------------------------------------------------------------

   Principal                                                                                   Maturity
    Amount                                                                          Rate          Date               Value
-----------------------------------------------------------------------------------------------------------------------------
$    19,161      Government National Mortgage Association Pool #626480 ..........   6.00%        2/15/34        $      19,773
    151,124      Government National Mortgage Association Pool #610944 ..........   5.50         4/15/34              154,199
    389,608      Government National Mortgage Association Pool #583008 ..........   5.50         6/15/34              397,535
    184,733      Government National Mortgage Association Pool #605245 ..........   5.50         6/15/34              188,490
-----------                                                                                                     -------------
  3,077,444      TOTAL GOVERNMENT NATIONAL
-----------        MORTGAGE ASSOCIATION (Cost $3,123,842) .......................                                   3,157,210
                                                                                                                -------------
 93,650,301      TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
-----------        (Cost $95,463,268) ...........................................                                  97,022,143
                                                                                                                -------------
101,668,901      TOTAL INVESTMENT SECURITIES (94.4%)
-----------        (Cost $104,112,005) ..........................................                                 105,895,222
                                                                                                                -------------
REPURCHASE AGREEMENTS (4.7%) (including accrued interest)
$ 2,300,000      With Morgan Stanley, 3.47%, dated 8/31/05, due 9/1/05, delivery value $2,300,222
                   (collateralized by $2,300,000 U.S. Treasury Bonds 4.00%, due 4/15/10, with a
                   value of $2,348,204) .................................................................       $   2,300,222
  3,000,000      With UBS Warburg, LLC, 3.48%, dated 8/31/05, due 9/1/05, delivery value
-----------        $3,000,290 (collateralized by $2,293,000 U.S. Treasury Bonds 6.75%, due
                   8/15/26, with a value of $3,063,585) .................................................           3,000,290
                                                                                                                -------------
  5,300,000      TOTAL REPURCHASE AGREEMENTS (4.7%)
-----------        (Cost $5,300,512) ....................................................................           5,300,512
                                                                                                                -------------
                 CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%) ..................................             944,089
                                                                                                                -------------
                 NET ASSETS (100.0%) ....................................................................       $ 112,139,823
                                                                                                                =============
                 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
                   PER OUTSTANDING SHARE ($112,139,823 [divided by] 9,555,463 shares of
                   capital stock outstanding) ...........................................................       $       11.74
                                                                                                                =============

* Treasury Inflation-Protection Security (TIPS)


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Statement of Assets and Liabilities
at August 31, 2005
--------------------------------------------------------------------------------

Assets:
Investment securities, at value
   (Cost $104,112,005) ....................................       $ 105,895,222
Repurchase agreements (Cost $5,300,512) ...................           5,300,512
Cash ......................................................              45,692
Interest receivable .......................................           1,173,437
Receivable for capital shares sold ........................              28,128
                                                                  -------------
     Total Assets .........................................         112,442,991
                                                                  -------------
Liabilities:
Payable for capital shares repurchased ....................             147,657
Accrued expenses:
   Advisory fee ...........................................              47,297
   Service & distribution plan fee ........................              23,649
   Directors' fee .........................................               6,145
   Other ..................................................              78,420
                                                                  -------------
     Total Liabilities ....................................             303,168
                                                                  -------------
Net Assets ................................................       $ 112,139,823
                                                                  =============
Net Assets consist of:
Capital stock, at $1 par value
   (authorized 100,000,000, outstanding
   9,555,463 shares) ......................................       $   9,555,463
Additional paid-in capital ................................         101,820,951
Undistributed net investment income .......................           1,192,176
Accumulated net realized loss on
   investments ............................................          (2,211,984)
Net unrealized appreciation of investments ................           1,783,217
                                                                  -------------
Net Assets ................................................       $ 112,139,823
                                                                  =============
Net Asset Value, Offering and
   Redemption Price per Outstanding
   Share ($112,139,823 [divided by] 9,555,463
   shares outstanding) ....................................       $       11.74
                                                                  =============


Statement of Operations
for the Year Ended August 31, 2005
--------------------------------------------------------------------------------

Investment Income:
Interest income ...........................................       $   5,377,970
                                                                  -------------
Expenses:
Advisory fee ..............................................             579,038
Service & distribution plan fees ..........................             289,519
Transfer agent fees .......................................              76,202
Auditing and legal fees ...................................              59,660
Telephone, dues, taxes, and other .........................              54,896
Printing ..................................................              37,000
Registration and filing fees ..............................              30,183
Custodian fees ............................................              25,175
Directors' fees and expenses ..............................              21,400
Postage ...................................................              18,999
Insurance .................................................              16,501
                                                                  -------------
   Total Expenses Before Custody Credits ..................           1,208,573
   Less: Custody Credits ..................................              (1,440)
                                                                  -------------
   Net Expenses ...........................................           1,207,133
                                                                  -------------
Net Investment Income .....................................           4,170,837
                                                                  -------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
   Net Realized Gain (Loss) ...............................           1,193,238
   Change in Net Unrealized
     Appreciation (Depreciation) ..........................          (2,205,458)
                                                                  -------------
Net Realized Gain (Loss) and Change
   in Net Unrealized Appreciation
   (Depreciation) on Investments ..........................          (1,012,220)
                                                                  -------------
Net Increase in Net Assets
   from Operations ........................................       $   3,158,617
                                                                  =============


See Notes to Financial Statements.
--------------------------------------------------------------------------------
12

                                Value Line U.S. Government Securities Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended August 31, 2005 and August 31, 2004
--------------------------------------------------------------------------------

                                                                                Year Ended        Year Ended
                                                                                August 31,        August 31,
                                                                                   2005              2004
                                                                             --------------------------------
Operations:
 Net investment income ...................................................    $   4,170,837     $   4,485,304
 Net realized gain (loss) on investments .................................        1,193,238          (344,427)
 Net change in unrealized appreciation (depreciation) on investments .....       (2,205,458)          858,586
                                                                              -------------------------------
 Net increase in net assets from operations ..............................        3,158,617         4,999,463
                                                                              -------------------------------
Distributions to Shareholders:
 Net investment income ...................................................       (4,535,933)       (4,655,086)
                                                                              -------------------------------
Capital Share Transactions:
 Proceeds from sale of shares ............................................        5,655,477        46,350,407
 Proceeds from reinvestment of distributions to shareholders .............        3,874,153         3,990,642
 Cost of shares repurchased ..............................................      (17,456,421)      (73,505,326)
                                                                              -------------------------------
 Net decrease from capital share transactions ............................       (7,926,791)      (23,164,277)
                                                                              -------------------------------
Total Decrease in Net Assets .............................................       (9,304,107)      (22,819,900)
Net Assets:
 Beginning of year .......................................................      121,443,930       144,263,830
                                                                              -------------------------------
 End of year .............................................................    $ 112,139,823     $ 121,443,930
                                                                              ===============================
Undistributed Net Investment Income, at end of year ......................    $   1,192,176     $     653,681
                                                                              ===============================


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements                                    August 31, 2005
--------------------------------------------------------------------------------

1.    Significant Accounting Policies

Value Line U.S. Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is to obtain maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Where market quotations are readily available, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytic data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. If a security is not priced in this manner, the Fund utilizes an independent pricing service (the "Service") approved by the Board of Directors. The values for other portfolio securities are determined on the valuation date by reference to valuations obtained from the Service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. The Service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund's policy that the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income and capital gains to its shareholders. To the extent that the Fund distributes all of its required distributions, no federal income tax or excise tax provision will be required. For the year ended August 31, 2005, $29,421 of excise tax was incurred and is included in "Telephone, dues, taxes and other" in the Statement of Operations.

(D) Security Transactions and Related Income. Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities transactions are determined using the identified cost method. Interest income, adjusted for amortization of dis-


--------------------------------------------------------------------------------
14

                                Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements                                    August 31, 2005
--------------------------------------------------------------------------------

count and premium, is earned from settlement date and recognized on the accrual basis.

The Fund may invest in Treasury Inflation-Protection Securities (TIPS). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for interest income due to the inflation are reflected in interest income in the Statement of Operations.

(E) Representations and Indemnifications. In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2.    Capital Share Transactions and Dividends to Shareholders

Transactions in capital stock were as follows:

                                                Year                 Year
                                               Ended                Ended
                                             August 31,           August 31,
                                                2005                 2004
                                             -------------------------------
Shares sold ..........................          482,186            3,892,455
Shares issued in reinvestment
   of dividends ......................          332,235              336,755
                                             -------------------------------
                                                814,421            4,229,210
Shares repurchased ...................       (1,487,920)          (6,183,849)
                                             -------------------------------
Net decrease .........................         (673,499)          (1,954,639)
                                             ===============================
Dividends per share ..................       $    .4600           $    .4125
                                             ===============================

Dividends and distributions to shareholders are recorded on the ex-dividend date.

3.    Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                                   Year
                                                                   Ended
                                                                 August 31,
                                                                   2005
                                                               -------------
Purchases:
   U.S. Treasury Obligations .............................     $  19,246,832
   U.S. Government Agency
      Obligations ........................................        47,551,771
                                                               -------------
                                                               $  66,798,603
                                                               =============
Sales:
   U.S. Treasury Obligations .............................     $  21,059,609
   U.S. Government Agency
      Obligations ........................................        43,742,988
                                                               -------------
                                                               $  64,802,597
                                                               =============

4.    Income Taxes

At August 31, 2005, information on the tax basis of investments is follows:

Cost of investments for tax purposes .....................     $ 109,690,325
                                                               =============
Gross tax unrealized appreciation ........................     $   1,991,701
Gross tax unrealized depreciation ........................          (486,292)
                                                               -------------
Net tax unrealized appreciation on
   investments ...........................................     $   1,505,409
                                                               =============
Undistributed ordinary income ............................     $   1,433,435
                                                               =============
Capital loss carryforward, expires
   August 31, 2008 .......................................     $   2,132,091
Capital loss carryforward, expires
   August 31, 2012 .......................................            11,348
                                                               -------------
Capital loss carryforward, at
   August 31, 2005 .......................................     $   2,143,439
                                                               =============

During the year ended August 31, 2005, as permitted under federal income tax regulations, the Fund elected to defer


--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements                                    August 31, 2005
--------------------------------------------------------------------------------

$31,996 of post-October net capital losses to the next taxable year.

During the year ended August 31, 2005, the Fund utilized $53,384 of its capital loss carryforward.

During the year ended August 31, 2005, $2,775,951 of the Fund's capital loss carryforward expired.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

Net investment income and net realized gain (loss) differ for financial statement and tax purposes primarily due to differing treatment of bond premiums, paydown gains (losses), and prepayment penalty interest. These permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $903,591, decreased additional paid in capital $2,805,372 and decreased accumulated net realized loss by $1,901,781. Net assets were not affected by this reclassification.

The tax composition of dividends paid during the year ended August 31, 2005 and year ended August 31, 2004 is as follows:

                                                        August 31,    August 31,
                                                           2005         2004
                                                       -------------------------
Ordinary Income ..................................     $4,535,933     $4,655,086
                                                       =========================

5.    Investment Advisory Contract, Management Fees and Transactions With
      Affiliates

An advisory fee of $579,038 was paid or payable to Value Line, Inc., the Fund's investment adviser ("Adviser"), for the year ended August 31, 2005. This was computed at the rate of 1/2 of 1% of the Fund's average daily net assets during the year and was paid monthly.

The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Advisor also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan compensates Value Line Securities, Inc., a wholly-owned subsidiary of the Adviser (the "Distributor"), for advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $289,519 were paid or payable to the Distributor under this Plan for the year ended August 31, 2005.

For the year ended August 31, 2005 the Fund's expenses were reduced by $1,440 under a custody credit arrangement with the Custodian.

Certain officers and directors of the Adviser and the Distributor are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan at August 31, 2005 owned 124,520 shares of the Fund's capital stock, representing 1.30% of the outstanding shares. In addition, officers and directors owned 775 shares of capital stock, representing less than 1% of the outstanding shares.


--------------------------------------------------------------------------------
16

                                Value Line U.S. Government Securities Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                             Years Ended August 31,
                                          ----------------------------------------------------------------------------------
                                              2005             2004             2003             2002                2001
                                          ----------------------------------------------------------------------------------
Net asset value, beginning of year ...    $     11.87      $     11.84      $     12.00      $     11.51         $     10.87
                                          ----------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income ...............            .52              .41              .44              .50                 .58
 Net gains or losses on securities
   (both realized and unrealized) ....           (.19)             .03             (.15)             .49                 .67
                                          ----------------------------------------------------------------------------------
 Total income from
   investment operations .............            .33              .44              .29              .99                1.25
                                          ----------------------------------------------------------------------------------
Less dividends and distributions:
 Dividends from net
   investment income .................           (.46)            (.41)            (.45)            (.50)               (.61)
 Distributions from net realized gains             --               --               --               --                  --
                                          ----------------------------------------------------------------------------------
 Total distributions .................           (.46)            (.41)            (.45)            (.50)               (.61)
                                          ----------------------------------------------------------------------------------
Net asset value, end of year .........    $     11.74      $     11.87      $     11.84      $     12.00         $     11.51
                                          ==================================================================================
Total return .........................           2.86%            3.79%            2.35%            8.84%              11.82%
                                          ==================================================================================
Ratios/Supplemental Data:
Net assets, end of year
 (in thousands) ......................    $   112,140      $   121,444      $   144,264      $   155,659         $   150,593
Ratio of operating expenses to average
 net assets (1) ......................           1.04%            0.98%            0.96%            0.92%               0.92%
Ratio of net investment income
 to average net assets ...............           3.60%            3.40%            3.57%            4.17%(2)            5.17%
Portfolio turnover rate ..............             60%              35%              65%             168%                140%

(1) Ratios reflect expenses grossed up for custody credit arrangement. The ratios of expenses to average net assets net of custody credits would not have changed.

(2) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended August 31, 2002 on net investment income and net realized and unrealized gains and losses was less than $.01 per share. The effect of this change was to decrease the ratio of net investment income to average net assets from 4.24% to 4.17%.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Value Line U.S. Government Securities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Government Securities Fund, Inc. (the "Fund") at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York

October 26, 2005


--------------------------------------------------------------------------------
18

                                Value Line U.S. Government Securities Fund, Inc.

Factors Considered by the Independent Directors
in Approving the Agreement (unaudited)
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that the Fund's investment advisory agreement (the "Agreement") be approved annually by both the Board of Trustees (collectively "the Trustees") and a majority of the Trustees who are not affiliated with Value Line, Inc., the Fund's investment adviser ("Value Line") (the "Independent Trustees"), voting separately. The Trustees have determined that the terms of the Fund's Agreement are fair and reasonable and that renewal of the contract is in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees. Throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Trustees met in executive sessions separately from the Interested Trustees of the Fund and any officers of Value Line.

Both in meetings which specifically addressed the renewal of the Agreement and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to Value Line's investment and management services under the Agreement. These materials included: (i) information on the investment performance of the Fund, a peer group of funds and an index; (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund's shares; (v) the allocation of the Fund's brokerage; and (vi) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics, and the structure and responsibilities of Value Line's compliance department.

As part of the review of the Agreement, the Independent Trustees requested and Value Line provided additional information in order to evaluate the quality of Value Line's services and the reasonableness of the fee under the Agreement. Among other items, this information included data or analyses of (1) management and other fees incurred by a peer group of funds selected by an independent evaluation service (the "Peer Group"), (2) expense ratios for the Fund and the Peer Group, (3) the investment performance for the Fund and its Peer Group, (4) Value Line's financial results and condition, including its and certain of its affiliates' profitability from services performed for the Fund, (5) investment management staffing, and (6) the potential for achieving further economies of scale.

The following summarizes matters considered by the Trustees in connection with their renewal of the Agreement. However, the Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Compliance and Investment Performance. The Trustees determined that Value Line had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. The Trustees also reviewed the Fund's investment performance, as well as the Fund's performance compared to both the performance of the Peer Group and the results of an index. The Board considered the Fund's performance for the one-year, three-year, five-year and 10-year periods ended December 31, 2004. Although the Fund underperformed its Peer Group for the one-year period ended December 31, 2004, the Fund outperformed its Peer Group for the three-year, five-year and ten-year periods ended December 31, 2004. The Board concluded that the Fund's performance was within a reasonable range of the average fund in the Peer Group and supported the continuation of the Agreement.


--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Factors Considered by the Independent Directors
in Approving the Agreement (unaudited)
--------------------------------------------------------------------------------

Value Line's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also engaged in discussions with senior management of Value Line responsible for investment operations. The Trustees concluded that Value Line has the quality and depth of personnel and the well-developed methods essential to performing its duties under the Agreement.

Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to the shareholders of the Fund. The Trustees also considered the nature and extent of the other services provided by Value Line's affiliates under other contracts and its supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services were satisfactory, reliable and served the shareholders of the Fund well.

Management Fee and Expenses. The Trustees considered Value Line's fee under the Agreement relative to the management fees charged by the Peer Group. The Fund's management fee was lower than the average management fee of the Peer Group and the Trustees concluded that the Adviser's fee was reasonable in light of the services and expertise provided to the Fund by the Adviser's management team. While the total expenses of the Fund slightly exceeded the average expenses of the Peer Group, the Board concluded that the Fund's expense ratio was reasonable relative its Peer Group.

Profitability. The Trustees considered the level of Value Line's profits with respect to the management of the Fund. This consideration included a review of Value Line's methodology in allocating certain of its costs to the management of each Fund. The Trustees concluded that Value Line's profits from management of the Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund in light of the business risks involved.

Economies of Scale. The Trustees noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a relevant consideration for the Fund.

Other Benefits to Value Line. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Agreement, and by the Fund's shareholders for services provided by Value Line and affiliates.

Conclusion. The Trustees, in light of Value Line's overall performance, considered it appropriate to continue to retain the management services of Value Line. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Trustees concluded that the Agreement with the Fund is fair and reasonable and voted to approve the continuation of the Agreement for another year.


--------------------------------------------------------------------------------
20

                                Value Line U.S. Government Securities Fund, Inc.

--------------------------------------------------------------------------------






The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund's website at http://www.vlfunds.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.


--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Management of the Fund
--------------------------------------------------------------------------------

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds and oversees a total of 14 portfolios. Each Director serves until his or her successor is elected and qualified.

                                                              Principal
                                                              Occupation                        Other
                                                Length of     During the                        Directorships
Name, Address, and Age     Position             Time Served   Past 5 Years                      Held by Director
-----------------------------------------------------------------------------------------------------------------
Interested Directors*
---------------------
Jean Bernhard Buttner      Chairman of the      Since 1987    Chairman, President and Chief     Value Line, Inc.
Age 70                     Board of Directors                 Executive Officer of Value Line,
                           and President                      Inc. (the "Adviser") and Value
                                                              Line Publishing, Inc. Chairman
                                                              and President of each of the 14
                                                              Value Line Funds and Value
                                                              Line Securities, Inc. (the
                                                              "Distributor").
-----------------------------------------------------------------------------------------------------------------
Marion N. Ruth             Director             Since 2000    Real Estate Executive:            None
5 Outrider Road                                               President, Ruth Realty (real
Rolling Hills, CA 90274                                       estate broker).
Age 70
-----------------------------------------------------------------------------------------------------------------
Non-Interested Directors*
-------------------------
John W. Chandler           Director             Since 1991    Consultant, Academic              None
1611 Cold Spring Rd.                                          Search Consultation Service,
Williamstown, MA 01267                                        Inc.; Trustee Emeritus and
Age 81                                                        Chairman (1993-1994) of
                                                              the Board of Trustees of Duke
                                                              University; President Emeritus,
                                                              Williams College.
-----------------------------------------------------------------------------------------------------------------
Frances T. Newton          Director             Since 2000    Customer Support Analyst,         None
4921 Buckingham Drive                                         Duke Power Company.
Charlotte, NC 28209
Age 64
-----------------------------------------------------------------------------------------------------------------
Francis C. Oakley          Director             Since 2000    Professor of History,             Berkshire Life
54 Scott Hill Road                                            Williams College, 1961 to         Insurance
Williamstown, MA 01267                                        present. President Emeritus       Company of
Age 74                                                        since 1994 and President,         America
                                                              1985-1994; Chairman
                                                              (1993-1997) and Interim
                                                              President (2002) of the American
                                                              Council of Learned Societies.


--------------------------------------------------------------------------------
22

                                Value Line U.S. Government Securities Fund, Inc.

Management of the Fund
--------------------------------------------------------------------------------

                                                                  Principal
                                                                  Occupation                           Other
                                                    Length of     During the                           Directorships
Name, Address, and Age       Position               Time Served   Past 5 Years                         Held by Director
--------------------------------------------------------------------------------------------------------------------------
David H. Porter              Director               Since 1997    Visiting Professor of Classics,      None
5 Birch Run Drive                                                 Williams College, since 1999;
Saratoga Springs, NY 12866                                        President Emeritus, Skidmore
Age 69                                                            College since 1999 and President,
                                                                   1987-1998.
--------------------------------------------------------------------------------------------------------------------------
Paul Craig Roberts           Director               Since 1987    Chairman, Institute for Political    A. Schulman Inc.
169 Pompano St.                                                   Economy.                             (plastics)
Panama City Beach, FL 32413
Age 66
--------------------------------------------------------------------------------------------------------------------------
Nancy-Beth Sheerr            Director               Since 1996    Senior Financial Advisor,            None
1409 Beaumont Drive                                               Veritable L.P. (investment adviser)
Gladwyne, PA 19035                                                since April 1, 2004; Senior
Age 56                                                            Financial Advisor, Hawthorne,
                                                                   2001-2004.
--------------------------------------------------------------------------------------------------------------------------
Officers
--------
Jeffrey Geffen               Vice President         Since 1997    Portfolio Manager with
Age 55                                                            the Adviser.
--------------------------------------------------------------------------------------------------------------------------
Bradley Brooks               Vice President         Since 2001    Portfolio Manager with
Age 43                                                            the Adviser.
--------------------------------------------------------------------------------------------------------------------------
David T. Henigson            Vice President,        Since 1994    Director, Vice President and
Age 47                       Secretary and                        Compliance Officer of the
                             Treasurer                            Adviser. Director and Vice
                                                                  President of the Distributor. Vice
                                                                  President, Secretary, Treasurer
                                                                  and Chief Compliance Officer of
                                                                  each of the 14 Value Line Funds.
--------------------------------------------------------------------------------------------------------------------------
Howard A. Brecher            Assistant Secretary/   Since 2005    Director, Vice President and
Age 51                       Assistant Treasurer                  Secretary of the Adviser. Director
                                                                  and Vice President of the
                                                                  Distributor.

* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of having been a director of the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

--------------------------------------------------------------------------------
The Fund's Statement of Additional Information (SAI) includes additional information about the Fund's directors and is available, without charge, upon request by calling 1-800-243-2729.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950 -- The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 -- Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979 -- The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- Value Line Centurion Fund* seeks long-term growth of capital.

1984 -- The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- Value Line Aggressive Income Trust seeks to maximize current income.

1987 -- Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
24

INVESTMENT ADVISER              Value Line, Inc.
                                220 East 42nd Street
                                New York, NY 10017-5891

DISTRIBUTOR                     Value Line Securities, Inc.
                                220 East 42nd Street
                                New York, NY 10017-5891

CUSTODIAN BANK                  State Street Bank and Trust Co.
                                225 Franklin Street
                                Boston, MA 02110

SHAREHOLDER                     State Street Bank and Trust Co.
SERVICING AGENT                 c/o BFDS
                                P.O. Box 219729
                                Kansas City, MO 64121-9729

INDEPENDENT                     PricewaterhouseCoopers LLP
REGISTERED PUBLIC               300 Madison Avenue
ACCOUNTING FIRM                 New York, NY 10017

LEGAL COUNSEL                   Peter D. Lowenstein, Esq.
                                Two Sound View Drive, Suite 100
                                Greenwich, CT 06830

DIRECTORS                       Jean Bernhard Buttner
                                John W. Chandler
                                Frances T. Newton
                                Francis C. Oakley
                                David H. Porter
                                Paul Craig Roberts
                                Marion N. Ruth
                                Nancy-Beth Sheerr

OFFICERS                        Jean Bernhard Buttner
                                Chairman and President
                                Jeffrey Geffen
                                Vice President
                                Bradley Brooks
                                Vice President
                                David T. Henigson
                                Vice President
                                Secretary/Treasurer
                                Howard A. Brecher
                                Assistant Secretary/
                                Assistant Treasurer

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

                                                                         #534002

Item 2. Code of Ethics

      (a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

      (f) Pursuant to item 10(a),the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

      (a) (1) The Registrant has an Audit Committee Financial Expert serving on it's Audit Committee.

            (2) The Registrant's Board has designated John W. Chandler, a member of the Registrant's Audit Committee, as the Registrant's Audit Committee Financial Expert. Mr. Chandler is an independent director who is a senior consultant with Academic Search Consultation Service. He spent most of his professional career at Williams College, where he served as a faculty member, Dean of the Faculty, and President (1973-85). He also served as President of Hamilton College (1968-73), and as President of the Association of American Colleges and Universities (1985-90). He has also previously served as Trustee Emeritus and Chairman of the Board of Trustees of Duke University.

A person who is designated as an "audit committee financial expert" shall not make such person an "expert" for any purpose, including without limitation under
Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

      (a)   Audit Fees 2005 - $31,036.

      (b)   Audit-Related fees - $2,069.

      (c)   Tax Preparation Fees 2005 -$2,900.

      (d)   All Other Fees - None.

      (e)   (1)   Audit Committee Pre-Approval Policy.All services to be
                  performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed during 2005 were pre-approved by the committee.

      (e)   (2)   Not applicable.

      (f)   Not applicable.

      (g)   Aggregate Non-Audit Fees 2005 -$2,900.

      (h)   Not applicable.

Item 10. Controls and Procedures.

      (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

      (b) The registrant's principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 11. Exhibits.

      (a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

      (b)   (1)   Certification pursuant to Rule 30a-2 under the Investment
                  Company Act of 1940 (17 CFR 270.30a-2) attached hereto as
                  Exhibit 99.CERT.

            (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By    /s/ Jean B. Buttner
      -------------------------------------------------------------------------
      Jean B. Buttner, President

Date: 10/31/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Jean B. Buttner
      -------------------------------------------------------------------------
      Jean B. Buttner, President, Principal Executive Officer


By:   /s/ David T. Henigson
      -------------------------------------------------------------------------
      David T. Henigson, Vice President, Treasurer, Principal Financial Officer

Date: 10/31/05